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                                                                   EXHIBIT 10.13

                   NON-EXCLUSIVE FINANCIAL ADVISORY AGREEMENT


            This Agreement is made and entered into as of the 1st day of November, 2000, ("Effective Date") between The Rose Group Corporation of Nevada, a Nevada corporation (the "Company") and MORGAN BREWER SECURITIES, INC., a Texas corporation, (the "Financial Advisor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Financial Advisor is an investment banker and registered NASD broker- dealer and has experience in providing financial and business advice to public and private companies; and

            WHEREAS, the Company is seeking and the Financial Advisor is willing to furnish, ON A NON-EXCLUSIVE BASIS, business and financial related advice and services to the Company on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

            1. PURPOSE. The Company hereby engages the Financial Advisor for the term specified in this Agreement to render financial advisory consulting advice on a non-exclusive basis to the Company as an investment banker relating to financial, market acceptance and similar matters upon the terms and conditions set forth herein.

            2. REPRESENTATIONS OF THE FINANCIAL ADVISOR AND THE COMPANY. The Financial Advisor represents and warrants to the Company that (i) it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that it is engaged in the securities brokerage business; (ii) in addition to its securities brokerage business, the Financial Advisor provides consulting advisory services; and (iii) it is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Financial Advisor is bound. The Company acknowledges that the Financial Advisor is in the business of providing financial and public market services and consulting advice (of the type contemplated by this Agreement) to others and that nothing herein contained shall be construed to limit or restrict the Financial Advisor in conducting such business with respect to others, or rendering such advice to others, nor shall Company be restricted from seeking such, or related services, from other sources, including other investment banking firms.

            3. DUTIES OF THE FINANCIAL ADVISOR. During the term of this Agreement, the Financial Advisor will provide the Company with consulting advice as specified below, provided that the Financial Advisor shall not be required to undertake duties not reasonable within the scope of the consulting advisory service in which the Financial Advisor is engaged generally. In


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performance of these duties, the Financial Advisor shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the parties that the value of the Financial Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Financial Advisor's discretion.

            The Financial Advisor's duties may include, but will not necessarily be limited to:

            (1) Advice relating to corporate financing activities and related market acceptance of Company's business and securities, including monitoring the progress and status of the Company's marketing efforts through Financial Advisor's relationships with industry investment bankers;

            Recommendations relating to specific business operations and investments;

            (1)   Advice relating to financial planning;
            (2) Advice regarding future finances involving securities of the Company or any subsidiary;
            (3) Advice relating to the content and timing of press releases to the public.

            4. TERM. The term of this Agreement shall commence on the date hereof (the "Effective Date"), and terminate two years from the date hereof; provided, however, that this Agreement may be renewed, modified, canceled or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto. As set forth in Schedule A with regard to compensation, if for any reason, the Company is not satisfied with the services rendered by the Financial Advisor, the Company shall have the right to cancel this agreement and shall not be obligated to issue the outstanding two hundred thousand shares which shall be due six months from the date hereof.

            5. COMPENSATION. The Company shall compensate the Financial Advisor, its designee or assign in the manner set forth on Schedule A. To the extent that such compensation may include Restricted Stock (as defined on Schedule A), Financial Advisor, its designee(s) or assign(s) represents and warrants that Financial Advisor, its designee(s) or assign(s) (i) is acquiring the Restricted Stock solely for its own beneficial account and not with a view to, or resale in connection with any distribution, and (ii) understands that the Restricted Stock has not been registered under the Securities Act of 1933, as amended, or any state securities laws by reason of specific exemptions under the provisions thereof.

            6. EXPENSES. In addition to the compensation payable hereunder, the Company shall reimburse the Financial Advisor, within five (5) business days of its request, for any and all out-of-pocket expenses incurred in connection with the services performed by the Financial Advisor and its counsel pursuant to this Agreement, including hotel, food and associated expenses, all charges for travel, long-distance telephone calls and other expenses spent or incurred on the Company's behalf, provided any expenses must be pre-approved by Company



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prior to being incurred and, in no event shall the expenses to be reimbursed exceed $2,000 during the term of this Agreement.

            7. USE OF ADVICE BY THE COMPANY; PUBLIC MARKET FOR THE COMPANY'S SECURITIES. The Company acknowledges that all opinions and advice (written or oral) given by the Financial Advisor to the Company in connection with the engagement of the Financial Advisor are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Financial Advisor to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Financial Advisor, or use of the Financial Advisor's name in any annual reports or any other reports or releases of the Company other than as required by rule or law without the prior written consent of the Financial Advisor.

            The Company acknowledges that the Financial Advisor makes no commitment whatsoever as to guaranteeing the making of a public trading market in the Company's securities or to recommending or advising its clients to purchase the Company's securities; however, nothing contained herein shall preclude such actions at Financial Advisor's sole discretion and responsibility. Research reports, corporate finance or like reports that may be prepared by the Financial Advisor or its contractors or suppliers will, when and if prepared, be initiated on the merits or judgment of analysis of the Financial Advisor or prepared by a contractor or supplier, solely on the discretion and judgment of that individual contractor or supplier.

            8. COMPANY INFORMATION; CONFIDENTIALLY. The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, the Financial Advisor will use and rely on data, material and other information furnished to the Financial Advisor by the Company. The Company acknowledges and agrees that in performing its services under this engagement, the Financial Advisor may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same. In addition, in the performance of its services, the Financial Advisor may look to such others for such factual information, economic advice and/or research upon which to base its advice to the Company hereunder as the Financial Advisor shall in good faith deem appropriate.

            Except as contemplated by the terms hereof or as required by applicable law, the Financial Advisor shall keep confidential all non-public information provided to it by the Company, and shall not disclose such information to any third party without the Company's prior written consent, other than such of its employees and advisors as the Financial Advisor determines to have a need to know. Company confirms that all public information given to Financial Advisor or its contractors or suppliers shall be accurate and comply with SEC Regulation F.D.


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            9.    INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company shall indemnify and hold harmless the Financial Advisor against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933, (the "Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Financial Advisor or any transactions in connection with the services rendered by the Financial Advisor, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of willful acts or willful omissions or negligence of the Financial Advisor. In addition, the Company shall also indemnify and hold harmless the Financial Advisor against any and all costs and expenses, including reasonable counsel fees, incurred relating to the foregoing.

                  The Financial Advisor shall give the Company prompt notice of any such liability, claim or lawsuit which the Financial Advisor contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                  The Financial Advisor shall indemnify and hold the Company harmless against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the Act, the 1934 Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are based upon any omission or untrue statement or alleged untrue statement of a material fact required to be stated or necessary to make the statement therein, not misleading, which statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Financial Advisor for inclusion in any registration statement or prospectus or any amendment or supplement thereto. In addition, the Financial Advisor shall also indemnify and hold the Company harmless against any and all costs and expenses, including reasonable counsel fees, incurred relating to willful acts,


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                  negligence or willful material omissions of Financial Advisor or relating to the foregoing.

                  The Company shall give the Financial Advisor prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of the Financial Advisor's indemnification and the Financial Advisor thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

            (b) In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this paragraph makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph provides for indemnification in such case, or (ii) contribution may be required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, and in each such case, the Company and the Financial Advisor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the prospectus or from any other document or agreement with respect to any transactions in connection with this Agreement (taking into account the portion of the proceeds of the transaction realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1934 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party


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                  (the "Contributing Party"), notify the Contributing Party of the commencement thereof; but the omission so to notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this paragraph are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.


            10. THE FINANCIAL ADVISOR AS AN INDEPENDENT CONTRACTOR. The Financial Advisor shall perform its services hereunder as an independent contractor and not as an agent or employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Financial Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time. From time to time Financial Advisor may contract with other entities to perform some of the duties of Financial Advisor described in Section 3 herein or such other functions as Financial Advisor in its sole discretion deems appropriate or necessary, and may compensate such contractors with a portion of the compensation described on Schedule A.


            11.   MISCELLANEOUS.

                  (a) This Agreement between the Company and the Financial Advisor constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

                  (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by certified or registered mail, return receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:


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                 If to the Company:          Rose Group Corporation of Nevada,
                                              Inc.
                                             Attention: Sheldon R. Rose
                                             1748 Independence Boulevard
                                             Sarasota, Florida 34234

                 If the Financial Advisor:   Morgan Brewer Securities, Inc.
                                             Attention: Stephen Brewer
                                             3003 South Loop West
                                             Suite 330
                                             Houston, Texas 77054

                  (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

                  (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

                  (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

                  (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Harris County, Texas, and they hereby submit to the exclusive jurisdiction of the courts of the State of Texas located in Harris County, Texas and of the federal courts in the Southern District of Texas with respect to any action or legal proceeding commenced by and party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in paragraph 11(b) hereof.

                  (g) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Financial Advisor.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.





                                THE ROSE GROUP CORPORATION OF NEVADA


                                By: /s/ Sheldon R. Rose
                                   -------------------------------------------
                                   SHELDON R. ROSE, President




                                MORGAN BREWER SECURITIES, INC.


                                By: /s/ A. Hager Bryant 3Rd
                                   -------------------------------------------
                                   A. HAGER BRYANT 3rd, President




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                                  SCHEDULE "A"


            Company shall compensate Financial Advisor for the duties performed by Financial Advisor under this Agreement, as follows:

            The Company shall deliver to Financial Advisor upon execution of this Agreement, certificates for TWO HUNDRED THOUSAND (200,000) fully-paid and non-assessable shares of Rose Group Corporation Common Stock which shall be restricted as to transferability under the federal securities laws ("Restricted Stock"). The Restricted Stock certificate(s) shall bear the following legend:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 [OR UNDER ANY APPLICABLE STATE LAW]. THEY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED [OR UNDER ANY APPLICABLE STATE LAW], OR FOR WHICH AN EXEMPTION IS AVAILABLE FROM SUCH REGISTRATION AND FOR WHICH THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL TO THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER IS NOT IN VIOLATION OF ANY OF SAID SECURITIES LAWS.

            Six months from the date hereof; the Company shall issue an additional TWO HUNDRED THOUSAND (200,000) fully-paid and non-assessable shares of Rose Group Corporation Common Stock which shall be restricted as to transferability under the federal securities laws ("Restricted Stock"). The Restricted Stock certificate(s) shall bear the legend as stated above.

            If for any reason, the Company is not satisfied with the services rendered by the Financial Advisor within the first six months of its term, the Company shall have the right to cancel this agreement and shall not be obligated to issue the outstanding two hundred thousand shares which otherwise shall be due six months from the date hereof.

            Not later than one year from the date of this Agreement, Company shall file a SB-1, SB-2, S-8 (or other applicable form) registration with the Securities and Exchange Commission pursuant to which the Company will register or qualify the Restricted Stock to the extent requisite to permit the public offering and sale of the Restricted Stock, and Company will use its best efforts to cause such registration statement to become effective as promptly a practicable. The Company shall bear all expenses incurred in connection with the filing of such registration statement. Regardless of the foregoing, all Restricted Shares issued pursuant to this Agreement shall have "piggyback" registration rights in the first and any registrations filed by the Company subsequent to the date of this Agreement, and all of the shares covered by this Agreement shall be registered in the first of any such registrations by Company regardless of whether held by Financial Advisor or any subsequent owner.



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